SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2002

NETMANAGE, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-22158	77-0252226
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10725 NORTH DE ANZA BOULEVARD, CUPERTINO, CALIFORNIA	95014
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 973-7171

N/A
(Former name or former address, if changed since last report

ITEM 5. Other Events

     On November 20, 2002, we filed a press release reporting our financial results for our third quarter ended September 30, 2002. The Company has completed the review of its previously reported financial results for fiscal 2001 and 2000 and the first quarter of 2002, which resulted in a number of adjustments. The adjustments are reflected in its Forms 10-Q for the quarters ended September 30, 2002 and June 30, 2002 and its Form 10-Q/A for the quarter ended March 31, 2002, which were filed with the Securities and Exchange Commission on November 20, 2002. A copy of the press release is attached hereto as an Exhibit and is incorporated herein in its entirety by reference.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements and pro forma financial information

NONE

(b) Exhibit	Description

99.1	Press Release of NetManage, Inc. dated November 20, 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETMANAGE, INC.

By: /s/ Michael R. Peckham Michael R. Peckham Senior Vice President and Chief Financial Officer

Date: November 22, 2002

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press Release of NetManage, Inc. dated November 20, 2002